SCHEDULE 14A
                                (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement         [ ] Confidential, For Use of the
                                            Commission Only (as permitted by
[X] Definitive Proxy Statement              Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                      Home City Financial Corporation
                      _______________________________
              (Name of Registrant as Specified in Its Charter)
                      Home City Financial Corporation
                      _______________________________
                 (Name of Person(s) Filing Proxy Statement)

Payment fo Filing Fee (Check the appropriate box):
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            and 0-11
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        (2) Aggregate number of securities to which transaction applies:
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pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee was calculated and state houw it was determined):
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        (4) Proposed maximum aggregate value of transaction:
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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
                         HOME CITY FINANCIAL CORPORATION
                               63 West Main Street
                             Springfield, Ohio  45502
                                  (937) 324-5736


                                  PROXY STATEMENT

                                     PROXIES

     The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Home City Financial Corporation, an Ohio corporation ("HCFC"), for use at the Annual Meeting of Shareholders of HCFC to be held at The Springfield Inn, 100 S. Fountain Avenue, Springfield, Ohio, on October 20, 1997, at 3:00 p.m., local time (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder by execution of a later dated proxy which is received by HCFC before the Proxy is exercised or by giving notice of revocation to HCFC in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

     Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

     FOR the re-election of John D. Conroy, P. Clark Engelmeier, James Foreman, Terry A. Hoppes and Douglas L. Ulery as directors of HCFC for terms expiring in 1998;

     FOR the approval of the Home City Financial Corporation 1997 Stock Option and Incentive Plan (the "Stock Option Plan"), a copy of which is attached hereto as Exhibit A;

     FOR the approval of the Home City Financial Corporation Recognition and Retention Plan and Trust Agreement (the "RRP"), a copy of which is attached hereto as Exhibit B; and

     FOR the ratification of the selection of Robb, Dixon, Francis, Davis, Oneson & Company ("Robb, Dixon") as the auditors of HCFC for the current fiscal year.

     The cost of soliciting Proxies will be borne by HCFC. Proxies may be solicited by the directors, officers and other employees of HCFC and Home City Federal Savings Bank of Springfield, the wholly owned subsidiary of HCFC ("Home City"), in person or by telephone, telecopy, telegraph or mail only for use at the Annual Meeting. HCFC may also retain D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm would be paid a fee of approximately $4,000 and reimbursement for out-of-pocket expenses. Proxies solicited in connection with the Annual Meeting will not be used for any other meeting.

     Only shareholders of record as of the close of business on September 2, 1997 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. HCFC's records disclose that, as of the Voting Record Date, there were 904,590 votes entitled to be cast at the Annual Meeting.

     This Proxy Statement is first being mailed to shareholders of HCFC on or about September 19, 1997.

                                VOTE REQUIRED

Election of Directors

     Under Ohio law and HCFC's Code of Regulations (the "Regulations"), the five nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such share-holder will be voted FOR the re-election of the five nominees.

Approval of the Stock Option Plan and the RRP

     The affirmative vote of the holders of at least a majority of the out-standing shares of HCFC is necessary to approve the Stock Option Plan and the RRP. Generally, shares which are held by a nominee for a beneficial owner and which are represented in person or by proxy at the Annual Meeting, but not voted with respect to such proposals ("Non-votes"), will have the same effect as a vote against the approval of the Stock Option Plan and the RRP. If, however, shares are represented at the Annual Meeting by a shareholder who signed and dated a proxy in the form of the enclosed Proxy, but who did not vote on the approval of the Stock Option Plan or the RRP by marking the appropriate block on the Proxy, such shares will be voted FOR the adoption of the Stock Option Plan and the RRP and will not be considered Non-votes.

Ratification of Selection of Auditors

     The affirmative vote of the holders of a majority of the shares of HCFC represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Robb, Dixon as the auditors of HCFC for the current fiscal year. Non-votes will have the same effect as a vote against the approval of such ratification, as will abstentions. If, however, a shareholder has signed and dated a proxy in the form of the enclosed Proxy, but has not voted on the ratification of the selection of Robb, Dixon by checking the appropriate block on the proxy, such person's shares will be voted FOR the ratification of the selection of Robb, Dixon and will not be considered Non- votes.

 VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the only persons known to HCFC to own beneficially more than five percent of the outstanding common shares of HCFC as of August 31, 1997:

                                     Amount and Nature of                 Percent of
Name and Address                     Beneficial Ownership             Shares Outstanding
________________                     ____________________             __________________

Jerome H. Davis and                        92,541 <F1>                    10.23%
Susan B. Davis
11 Baldwin Farms North
Greenwich, CT  06831


First Bankers Trust, N.A., Trustee         76,176 <F2>                     8.42
Home City Financial Corporation
Employee Stock Ownership Plan
1201 Broadway
Quincy, IL  62301

<F1>
According to a Schedule 13D and amendments thereto provided to HCFC by Jerome
H. Davis and Susan B. Davis to HCFC, Mr. Davis holds 38,997 shares, Mrs. Davis holds 9,522 shares, and Mr. and Mrs. Davis jointly hold 44,022 shares. Mr. and Mrs. Davis may each be deemed to share voting and dispositive power with respect to the shares held by the other.
<F2>
First Bankers Trust, N.A., holds such shares as the trustee of the Home City Financial Corporation Employee Stock Ownership Plan (the "ESOP").

      The following table sets forth certain information with respect to the number of common shares of HCFC beneficially owned by each director and executive officer of HCFC and by all directors and executive officers ofHCFC as a group at August 31, 1997:

                                        Amount and Nature of                    Percent of
Name and Address <F1>                   Beneficial Ownership <F2>         Shares Outstanding
_____________________                   _________________________         __________________
John D. Conroy                                  19,044<F3>                         2.11%
P. Clark Engelmeier                             19,044<F4>                         2.11
James Foreman                                   19,044<F5>                         2.11
Terry A. Hoppes                                 16,200<F6>                         1.79
Douglas L. Ulery                                18,400<F7>                         2.03
Gary E. Brown                                    2,000<F8>                         0.22
Jo Ann Holdeman                                  1,025<F9>                         0.11
All directors and executive officers
  as a group (7 persons)                        94,757                            10.48

_____________________________

<F1>
Each of the persons listed on this table may be contacted at the address of HCFC.
<F2>
The beneficial owner has sole voting and dispositive power unless otherwise indicated.
<F3>
Includes 9,522 shares held by Mr. Conroy's spouse, with respect to which Mr. Conroy shares voting and dispositive power.
<F4>
Includes 9,522 shares held by Mr. Engelmeier's spouse, with respect to which Mr. Engelmeier shares voting and dispositive power.
<F5>
Includes 9,522 shares held by Mr. Foreman's spouse, with respect to which Mr. Foreman shares voting and dispositive power.
<F6>
Includes 6,678 shares held by Mr. Hoppes' spouse, with respect to which Mr. Hoppes shares voting and dispositive power.
<F7>
Includes 9,200 shares held by Mr. Ulery's spouse, with respect to which Mr. Ulery shares voting and dispositive power.
<F8>
Includes 2,000 shares held by Mr. Brown jointly with his spouse.
<F9>
Includes 1,000 shares held by Ms. Holdeman jointly with her spouse.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

     The Regulations provide for a Board of Directors consisting of five persons. In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by any shareholder entitled to vote for the election of directors if such shareholder has submitted a written notice of a proposed nominee to the Secretary of HCFC by the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written notice of a proposed nominee shall set forth the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the numbers of shares of HCFC owned beneficially and/or of record by the nominee and the length of time such shares have been so owned.

     The Board of Directors proposes the re-election of the following persons to serve until the Annual Meeting of Shareholders in 1998 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

                                                           Director of      Director of
Name                  Age <F1>   Positions(s) Held       Home City Since    HCFC Since
____                  _______    _________________       _______________    __________
John D. Conroy          47        Director                   1988             1996
P. Clark Engelmeier     66        Director,                  1977             1996
                                  Chairman of the Board
James Foreman           57        Director                   1995             1996
Terry A. Hoppes         48        Director                   1994             1996
Douglas L. Ulery        50        Director, President,       1993             1996
                                  CEO
_____________________________

<F1>
As of August 31, 1997.

     If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

     Mr. Conroy has been the owner and President of Conroy Funeral Home, Inc., in Springfield, Ohio, since 1971. Mr. Conroy is a licensed funeral director and embalmer. From January 1995 to March 1996, Mr. Conroy was the Secretary of Home City.

     Mr. Engelmeier has been a self-employed life insurance agent and securities broker during the past 41 years and is a Chartered Life Underwriter. Mr. Engelmeier retired from the U.S. Army in 1991 as a lieutenant colonel.

     Mr. Foreman has been the President, Chief Executive Officer and owner of Foreman-Blair Pontiac, Buick, GMC, Springfield, Ohio, and the President and owner of SKDP Insurance Agency for the past 27 years. Mr. Foreman is a member of the Board of Directors of the Springfield Chamber of Commerce. Mr. Foreman served as Vice President of Home City from January 1995 to March 1996.

     Mr. Hoppes is a professional engineer and surveyor and has been the owner and the President of Hoppes Engineering and Surveying Company since 1977 and the President of Hoppes Builders and Development Company since 1981. From January 1995 to March 1996, Mr. Hoppes was the Treasurer of Home City.

     Mr. Ulery has been the President and the Chief Executive Officer of Home City since 1992 and a director of Home City since 1993. From 1985 until joining Home City, Mr. Ulery was the Vice President of Regional Banking Office Operations with Society Corporation. Mr. Ulery is also a director of Intrieve, Incorporated.

Meetings of Directors

     HCFC was incorporated in August 1996. The Board of Directors of HCFC met seven times for regularly scheduled and special meetings during the fiscal year ended June 30, 1997. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

     Each director of HCFC is also a director of Home City. The Board of Directors of Home City met 12 times during the fiscal year ended June 30, 1997. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

Committees of Directors

     The Board of Directors of HCFC has an Audit Committee, an ESOP Committee, a Stock Option Committee and an RRP Committee. The Board of Directors of HCFC does not have either a nominating or a compensation committee.

     The Audit Committee recommends audit firms to the full Board of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Conroy, Foreman and Hoppes. The Audit Committee of HCFC did not meet during the fiscal year ended June 30, 1997. Prior to August 1997, an Audit Committee of Home City performed such functions and met once during fiscal year 1997.

     The ESOP Committee administers the ESOP and presently consists of Messrs. Conroy, Hoppes and Ulery. The ESOP Committee did not meet during the fiscal year ended June 30, 1997.

     The Stock Option Committee is responsible for administering the Stock Option Plan, including interpreting the Stock Option Plan and awarding options pursuant to its terms. Its members are Messrs. Engelmeier, Foreman and Hoppes. The Stock Option Committee was appointed in August 1997.

     The RRP Committee administers the RRP. Such committee consists of Messrs. Conroy, Engelmeier and Hoppes. The RRP Committee was appointed in August 1997.

     The Board of Directors of Home City does not have an audit, compensation or nominating committee.

Executive Officers

     In addition to Mr. Ulery, the President and CEO of HCFC and Home City, the following persons are executive officers of HCFC and Home City and hold the designated positions:

Name                 Age<F1>    Position(s) Held
____                 ______     ________________
Gary E. Brown          57        Treasurer of HCFC and Treasurer and Vice President of
                                 Home City
Jo Ann Holdeman        41        Secretary of HCFC and Secretary and Vice President of
                                 Home City
Charles A. Mihal       58        Chief Financial Officer of Home City
_____________________________________

<F1>
As of August 31, 1997.

     Mr. Brown has been employed by Home City since October 1995, as Assistant Vice President from October 1995 to March 1996 and as Vice President and Treasurer since March 1996. During the five years prior to joining Home City, Mr. Brown was employed as an Assistant Vice President at Huntington Bank.

     Ms. Holdeman has been employed by Home City since 1986. Ms. Holdeman served as Assistant Vice President and Assistant Secretary from 1992 to March 1996 and has served as Vice President and Secretary since March 1996.

     Mr. Mihal has been employed by Home City since January 1997. From 1993 to December 1996, Mr. Mihal served as Vice President and Controller of First National Bank of Pennsylvania. From 1990 to 1993, Mr. Mihal was Vice President and Controller of Bank One, Akron, N.A.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors' Compensation

     Each director of Home City receives a retainer fee of $1,000 per month for service as a director of Home City. In addition, the Chairman of the Board of Directors receives an additional fee of $150 per month. No fees are paid for service as a director of HCFC.

     Four of Home City's directors participate in a deferred compensation plan whereby payment of part or all of their directors' fees is deferred. Home City records the deferred fees as expenses and in a liability account. Interest is periodically credited on each account. Each director is fully vested in his account, and the balance is payable upon termination of directorship prior to death or retirement. Home City has provided for the contingent liability created by the deferred compensation plan by purchasing a single-premium universal life insurance policy on each director. Upon retirement or death, a director or his estate will receive the benefits payable pursuant to the policy on his life.

Executive Officers' Compensation

     The following table presents certain information regarding the cash compensation received by Douglas L. Ulery, the President and Chief Executive Officer of HCFC and Home City. During the year ended June 30, 1997, Mr. Ulery received the compensation included in the following table from Home City and received no compensation from HCFC. No other executive officer of Home City or HCFC received salary and bonus compensation exceeding $100,000 during fiscal year 1997.

                        Summary Compensation Table

_______________________________________________________________________________________________
                                                 Annual Compensation
                                             ___________________________
Name and Principal          Fiscal Year                                           All Other
Position                   Ended June 30     Salary ($)<F1>    Bonus ($)       Compensation<F2>
_______________________________________________________________________________________________
Douglas L. Ulery
 President and Chief           1997            $100,000         $25,000            $3,390
 Executive Officer             1996             100,000          30,000             3,338
_______________________________________________________________________________________________

<F1>
Includes directors' fees of $12,000 paid by Home City. Does not include amounts attributable to other miscellaneous benefits received by executive officers.
The cost to Home City of providing such benefits to Mr. Ulery was less than 10% of his cash compensation.
<F2>
Consists of Home City's contribution to Mr. Ulery's 401(k) defined contribution plan account.

Employment Agreement

     Home City has entered into an employment agreement with Mr. Ulery effective December 30, 1996 (the "Employment Agreement"). Home City and HCFC currently have no employment agreements with any other officers. The Employment Agreement provides for a term of three years and a salary and performance review by the Board of Directors not less often than annually, as well as inclusion of the employee in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible. The Employment Agreement also provides for vacation and sick leave.

     The Employment Agreement is terminable by Home City at any time. In the event of termination by Home City for "just cause," as defined in the Employment Agreement, Mr. Ulery will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Home City other than for just cause, at the end of the term of the Employment Agreement or in connection with a "change of control," as defined in the Employment Agreement, Mr. Ulery will be entitled to a continuation of salary payments for a period of time equal to the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of (1) the end of the term of the Employment Agreement or (2) the date Mr. Ulery becomes employed full-time by another employer.

     The Employment Agreement also contains provisions with respect to the occurrence within six months before or at any time after a "change of control" of (1) the termination by Home City of employment of Mr. Ulery for any reason other than just cause, retirement or termination at the end of the term of the Employment Agreement, (2) certain changes in the capacity or circumstances in which he is employed or (3) a material reduction in his responsibilities, authority, compensation or other benefits provided under the Employment Agreement without his written consent. In the event of Home City's termination of Mr. Ulery's employment during such period of time and during the term of the Employment Agreement, Mr. Ulery will be entitled to payment of an amount equal to an amount equal to three times the greater of the amount of salary set forth in the Employment Agreement or the amount of annual salary payable to Mr Ulery as a result of any annual salary review. If Mr. Ulery terminates his employment within six months prior to or one year after a change of control due to certain material changes in the circumstances of his employment or a material reduction in his responsibilities or authority, Mr. Ulery will be entitled to payment of an amount equal to three times his average annual compensation during the most recent five taxable years. If Mr Ulery's employment is so terminated either by him or by Home City, Mr.Ulery will be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum payment that Mr. Ulery may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), or exceed limitations imposed by the OTS. "Control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the power to vote or ownership of 10% or more of the voting stock of Home City or HCFC, the control of the election of a majority of Home City's or HCFC's directors or the exercise of a controlling influence over the management or policies of Home City or HCFC.

Certain Transactions With Home City

     Home City has extended loans to certain of its and HCFC's directors and executive officers, their affiliates and members of their families. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features.


         PROPOSAL TWO - APPROVAL OF THE HOME CITY FINANCIAL CORPORATION
                    1997 STOCK OPTION  AND INCENTIVE PLAN

General

     On August 18, 1997, the Board of Directors of HCFC adopted the Stock Option Plan. In accordance with the terms of the Stock Option Plan and the regulations of the Office of Thrift Supervision (the "OTS"), the Stock Option Plan must also be approved by the holders of a majority of the outstanding shares of HCFC. The provisions of the Stock Option Plan comply with OTS regulations. The OTS in no way endorses or approves the Stock Option Plan. The Board of Directors of HCFC recommends that the shareholders of HCFC approve the Stock Option Plan.

     The following is a summary of the terms of the Stock Option Plan and is qualified in its entirety by reference to the full text of the Stock Option Plan, a copy of which is attached hereto as Exhibit A.

Purpose, Administration and Eligibility

     The purposes of the Stock Option Plan include retaining and providing incentives to the directors, officers and employees of HCFC and its subsidiaries by facilitating their purchase of a stock interest in HCFC. Pursuant to the Stock Option Plan, 95,220 common shares of HCFC have been reserved for issuance by HCFC upon the exercise of options to be granted to certain directors, officers and employees of Home City and HCFC from time to time under the Stock Option Plan. At August 31, 1997, approximately nine persons were eligible to receive options granted under the Stock Option Plan. If all shares reserved for issuance pursuant to the exercise of options granted under the Stock Option

Plan are issued, the voting power of existing shareholders will be diluted by approximately 9.52% and the influence of directors and officers of HCFC over the outcome of the vote on any matters submitted to HCFC shareholders, including changes of control, will increase.

     The Stock Option Plan will be administered by a committee composed of at least three directors of HCFC (the "Stock Option Committee"). The Stock Option Committee may grant options under the Stock Option Plan at such times as they deem most beneficial to Home City and HCFC on the basis of the individual participant's position and duties and the value of the individual's services and responsibilities to Home City and HCFC. Grants must be made in accordance with OTS regulations which provide that no individual may receive options to purchase more than 25% of the shares that are reserved for issuance under the Stock Option Plan and that directors who are not employees of HCFC or Home City may not receive options to purchase more than 5% of such shares individually or 30% in the aggregate.

     Without further approval of the shareholders, the Board of Directors may at any time terminate the Stock Option Plan or may amend it from time to time in such respects as the Board of Directors may deem advisable, with certain exceptions. The Board of Directors may not, without the approval of the share-holders, amend the Stock Option Plan to (a) increase the aggregate number of common shares that may be issued under the Stock Option Plan (except for adjustments to reflect certain changes in the capitalization of HCFC), (b) materially modify the requirements as to eligibility for participation in the Stock Option Plan, or (c) materially increase the benefits accruing to participants under the Stock Option Plan. Notwithstanding the foregoing, the Board of Directors may, without shareholder approval, amend the Stock Option Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

Option Terms

     Options granted under the Stock Option Plan may be "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") or may not be ISOs ("Non-qualified Options"). The option exercise price for ISOs and Non-qualified Options will be determined by the Stock Option Committee at the time of the grant, but must not be less than 100% of the fair market value of the shares on the date of the grant. No stock option will be exercisable after the expiration of ten years from the date of grant. In the case of an ISO granted to an employee who owns more than 10% of HCFC's outstanding common shares at the time an ISO is granted under the Stock Option Plan, however, the exercise price of the ISO may not be less than 110% of the fair market value of the shares on the date of the grant and the ISO may not be exercisable after the expiration of five years from the date of the grant.

     Options may not be transferred or assigned other than by will or in accordance with the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended. If an officer or director is "terminated for cause," as defined in the Stock Option Plan, any option that has not been exercised shall terminate as of the date of such termination for cause.

     HCFC will receive no monetary consideration for the granting of options under the Stock Option Plan. Upon the exercise of options, HCFC will receive payment of cash or, if acceptable to the Stock Option Committee, common shares of HCFC or surrendered outstanding stock options. The market value of the common shares underlying the options reserved for the Stock Option Plan is $1,475,910, based upon the number of shares reserved, multiplied by the $15.50 per share closing sale price quoted by The Nasdaq SmallCap Market ("Nasdaq") on August 25, 1997.

Tax Treatment of Incentive Stock Options

     An optionee who is granted an ISO will not recognize taxable income either on the date of grant or on the date of exercise, although the alternative minimum tax may apply. Upon disposition of shares acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. If the optionee disposes of the shares within two years of the date of grant or within one year from the date of the transfer of the shares to the optionee (a "Disqualifying Disposition"), then the optionee will recognize ordinary income, as opposed to capital gain, at the time of disposition in an amount generally equal to the lesser of (i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the shares received on the date of exercise and the exercise price.
Any remaining gain or loss is treated as a short-term, mid-term or long-term capital gain or loss, depending upon the period of time the shares have been held.

     HCFC will not be entitled to a tax deduction upon either the exercise of an ISO or the disposition of shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition. Ordinary income from a Disqualifying Disposition will constitute compensation but will not be subject to tax withholding, nor will it be considered wages for payroll tax purposes.

     If the holder of an ISO pays the exercise price, in whole or in part, with previously acquired shares, the exchange should not affect the ISO tax treatment of the exercise. Upon such exchange, and except as otherwise described herein, no gain or loss is recognized by the optionee upon delivering previously acquired shares to HCFC, and shares received by the optionee equal in number to the previously acquired common shares exchanged therefor will have the same basis and holding period for long-term or mid-term capital gain purposes as the previously acquired shares. (The optionee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements for avoidance of a Disqualifying Disposition.) Shares received by the optionee in excess of the number of shares previously acquired will have a basis of zero and a holding period which commences as of the date the shares are transferred to the optionee upon exercise of the ISO.
If the exercise of an ISO is effected using shares previously acquired through the exercise of an ISO, the exchange of such previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

Tax Treatment of Non-qualified Options

     An optionee receiving a Non-qualified Option does not recognize taxable income on the date of grant of the option, provided that the option does not have a readily ascertainable fair market value at the time it is granted.
The optionee must recognize ordinary income generally at the time of exercise of a Non-qualified Option in the amount of the difference between the fair market value of the shares on the date of exercise and the option price. The ordinary income received will constitute compensation for which tax withholding by HCFC generally will be required. The amount of ordinary income recognized by an optionee will be deductible by HCFC in the year that the optionee recognizes the income if HCFC complies with the applicable withholding requirement.

     If, at the time of exercise, the sale of the shares could subject the optionee to short-swing profit liability under Section 16(b) of the Securities Exchange Act of 1934, such person generally will not recognize ordinary income until the date that the optionee is no longer subject to such Section 16(b) liability. Upon such date, the optionee will recognize ordinary income in an amount equal to the fair market value of the shares on such date less the option exercise price. Nevertheless, the optionee may elect under Section 83(b) of the Code within 30 days of the date of exercise to recognize ordinary income as of the date of exercise, without regard to the restriction of
Section 16(b).

     Shares acquired upon the exercise of a Non-qualified Option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize long-term capital gain or loss if the optionee has held the shares for more than eighteen months prior to disposition, mid-term capital gain or loss if the optionee has held the shares for more than one year but no more than eighteen months prior to disposition, or short-term capital gain or loss if the optionee has held the shares for one year or less prior to disposition.

     If a holder of a Non-qualified Option pays the exercise price, in whole or in part, with previously acquired shares, the optionee will recognize ordinary income in the amount by which the fair market value of the shares received exceeds the exercise price. The optionee will not recognize gain or loss upon delivering such previously acquired shares to HCFC. Shares received by an optionee equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period as such previously acquired shares. Shares received by an optionee in excess of the number of such previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares will commence as of the date of exercise or such other relevant date.

Anticipated Grants

     If the shareholders approve the Stock Option Plan, the Stock Option Committee expects to grant the following options:

            Name of Recipient                Shares Subject to Options
            _________________                _________________________
            John D. Conroy                            4,761
            P. Clark Engelmeier                       4,761
            James Foreman                             4,761
            Terry A. Hoppes                           4,761
            Douglas L. Ulery                         23,805
            Gary E. Brown                             9,522
            Jo Ann Holdeman                           9,522

     Options to purchase 9,522 common shares of HCFC are also expected to be granted to employees of HCFC and Home City who are not executive officers of HCFC. No determination has yet been made with respect to the extent to which the options granted to employees will be ISOs.

     The Stock Option Committee may grant options under the Stock Option Plan to the directors, officers and employees of HCFC and Home City in the future at such times as they deem most beneficial to HCFC and Home City on the basis of the individual participant's responsibility, tenure and future potential.

     The Board of Directors of HCFC recommends that the shareholders of HCFC approve the Stock Option Plan. Accordingly, the shareholders of HCFC will be asked to approve the following resolution at the Annual Meeting:

     RESOLVED, that the Home City Financial Corporation 1997 Stock Option and Incentive Plan be, and it hereby is, approved.


        PROPOSAL THREE - APPROVAL OF THE HOME CITY FINANCIAL CORPORATION
              RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

General

     On August 18, 1997, the Board of Directors of HCFC adopted the RRP. In accordance with the terms of the RRP and regulations of the OTS, the RRP must also be approved by the holders of a majority of the outstanding shares of HCFC. The provisions of the RRP comply with OTS regulations. The OTS in no way endorses or approves the RRP. The Board of Directors of HCFC recommends that the shareholders of HCFC approve the RRP.

     The following is a summary of the terms of the RRP and is qualified in its entirety by reference to the full text of the RRP, a copy of which is attached hereto as Exhibit B.

Purpose, Administration and Eligibility

     The purpose of the RRP is to provide directors, officers and certain key employees of HCFC and Home City with an ownership interest in HCFC in a manner designed to compensate such directors, officers and key employees for services to HCFC and Home City. At August 31, 1997, approximately nine persons were eligible to receive awards under the RRP. If the shareholders approve the RRP at the Annual Meeting, HCFC expects to contribute sufficient funds to enable the RRP to purchase up to 38,088 common shares of HCFC either in the market at the market price at the time of such purchase or from authorized but unissued shares of HCFC. In the event that the RRP purchases all 38,088 shares from authorized but unissued shares of HCFC, the voting power of the current shareholders will be diluted by 4.04%.

     The RRP will be administered by a committee composed of at least three directors of HCFC (the "RRP Committee"). The RRP Committee may make awards under the RRP to the officers and employees of HCFC and Home City at such times as they deem most beneficial to HCFC on the basis of the individual participant's responsibility, tenure and future potential. Grants must be made in accordance with OTS regulations, which provide that no individual may be awarded more than 25% of the shares which are reserved for issuance under the RRP and that directors who are not employees of HCFC or Home City may not receive more than 5% of such shares individually or 30% in the aggregate.

     The Board of Directors of HCFC may, by resolution, amend or terminate the RRP.

Terms

     Unless the RRP Committee specifies a longer period of time, one-fifth of the number of shares awarded to an individual will become earned and non-forfeitable on each of the first five anniversaries of the date of such award. Compensation expense in the amount of the fair market value of the RRP shares will be recognized as the shares are earned. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director or an employee of HCFC or Home City, except that in the event of the death or disability of a participant, the participant's shares will be deemed to be earned and non-forfeitable.

     The shares, together with any cash dividends or distributions paid thereon, will be distributed as soon as practicable after they are earned. A participant may direct the voting of all shares awarded to him or her which have been earned, but which have not yet been distributed to him or her. Shares that have been awarded, but not earned, will be voted in the discretion of the RRP Trustee to be appointed by the RRP Committee. Shares that have been awarded, but not earned, may not be transferred.

Tax Treatment of Shares Awarded Under the RRP

     Persons receiving shares under the RRP generally will not recognize income upon the award of such shares, but will recognize ordinary income when and to the extent such shares become earned and non-forfeitable, in an amount equal to the fair market value of the shares at the time such shares become earned and non-forfeitable plus the amount of any earnings distributed to the participant with respect to such shares. If applicable withholding requirements are satisfied, HCFC will be entitled to a deduction each year in an amount equal to the income, if any, recognized by participants for such year.

Anticipated Awards

     If the shareholders approve the RRP, HCFC expects to contribute sufficient funds to enable the RRP to purchase up to 38,088 common shares of HCFC at the market price at the time of such purchase. The RRP Committee expects to make the following awards under the RRP:

           Name of Recipient                   Shares to be Awarded
           _________________                   ____________________
            John D. Conroy                            1,904
            P. Clark Engelmeier                       1,904
            James Foreman                             1,904
            Terry A. Hoppes                           1,904
            Douglas L. Ulery                          6,665
            Gary E. Brown                             1,904
            Jo Ann Holdeman                           3,047

The RRP Committee also expects to award 4,570 common shares to employees of HCFC and Home City who are not executive officers of HCFC. The RRP Committee may award shares under the RRP to the directors, officers and key employees of HCFC and Home City in the future at such times as they deem most beneficial to HCFC and Home City on the basis of the individual participant's responsibility, tenure and future potential.

     The Board of Directors of HCFC recommends that the shareholders of HCFC approve the RRP. Accordingly, the shareholders of HCFC will be asked to approve the following resolution at the Annual Meeting:

     RESOLVED, that the Home City Financial Corporation Recognition and Retention Plan and Trust Agreement be, and it hereby is, approved.


                               NEW PLAN BENEFITS

     The following table sets forth certain information with respect to the options expected to be granted pursuant to the Stock Option Plan and the awards expected to be made pursuant to the RRP:

                                           Stock Option Plan                     RRP
                                       _________________________   _________________________________
Name and Position                      Shares Subject to Options   Dollar Value ($)<F1>   Shares (#)
_________________                      _________________________   ____________________   __________
Douglas L. Ulery, President                    23,805                    $103,308            6,665
All executive officers, as a group
 (3 persons)                                   42,849                    $180,048           11,616
All directors who are not officers,
 as a group (4 persons)                        19,044                    $118,048            7,616
All employees who are not executive
 officers, as a group (2 persons)               9,522                    $ 70,835            4,570
____________________________

<F1>
Based upon the number of shares awarded multiplied by the $15.50 per share closing sale price quoted by Nasdaq on August 25, 1997.

                     PROPOSAL FOUR - SELECTION OF AUDITORS

     The Board of Directors of HCFC has selected Robb, Dixon to act as HCFC's independent auditor for the current fiscal year and recommends that the share-holders ratify the selection. The firm has audited the books of HCFC or Home City since 1976. Management expects that a representative of Robb, Dixon will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     The Board of Directors of HCFC recommends that the shareholders of HCFC ratify the selection of the auditors for the current fiscal year. Accordingly, the shareholders of HCFC will be asked to approve the following resolution at the Annual Meeting:

     RESOLVED, that the selection of Robb, Dixon, Francis, Davis, Oneson & Company as the auditors of HCFC for the current fiscal year be, and it hereby is, ratified.

                 PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

     Any proposals of shareholders intended to be included in the proxy statement for the 1998 Annual Meeting of Shareholders of HCFC should be sent to HCFC by certified mail and must be received by HCFC by May 22, 1998.

     Management knows of no other business that may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                   By Order of the Board of Directors

                                   /s/ Douglas L. Ulery


                                   Douglas L. Ulery, President

Springfield, Ohio
September 19, 1997

                                    EXHIBIT A

                         HOME CITY FINANCIAL CORPORATION
                       1997 STOCK OPTION AND INCENTIVE PLAN


     1. Purpose. The purpose of the Home City Financial Corporation 1997 Stock Option and Incentive Plan (this "Plan") is to promote and advance the interests of Home City Financial Corporation (the "Company") and its share-holders by enabling the Company to attract, retain and reward directors, managerial and other key employees of the Company and any Subsidiary (hereinafter defined), and to strengthen the mutuality of interests between such directors and employees and the Company's shareholders by providing such persons with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

     2. Definitions. For purposes of this Plan, the following terms shall have the meanings set forth below:

          (a)  "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

          (c) "Committee" means the Committee of the Board constituted as provided in Section 3 of this Plan.

         (d) "Common Shares" means the common shares, without par value, of the Company or any security of the Company issued in substitution, in exchange or in lieu thereof.

          (e) "Company" means Home City Financial Corporation, an Ohio corporation, or any successor corporation.

          (f) "Conversion" means the conversion of Home City Federal Savings Bank of Springfield from a federally-chartered mutual savings bank to a permanent capital stock savings bank chartered under federal law.

          (g) "Employment" means regular employment with the Company or a Subsidiary and does not include service as a director only.

          (h) "ERISA" means the Employee Retirement Income Security Act, as amended, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

          (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

          (j)  "Fair Market Value" shall be determined as follows:

                    (i) If the Common Shares are traded on a national securities exchange at the time of grant of the Stock Option, then the Fair Market Value shall be the average of the highest and the lowest selling price on such exchange on the date such Stock Option is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

                    (ii) If the Common Shares are quoted on The Nasdaq Stock Market at the time of the grant of the Stock Option, then the Fair Market Value shall be the mean between the closing high bid and low asked quotation with respect to a Common Share on such date on The Nasdaq Stock Market.

                    (iii) If the Common Shares are not traded on a national securities exchange or quoted on The Nasdaq Stock Market, then the Fair Market Value shall be as determined by the Committee.

          (k) "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          (l) "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is not an Incentive Stock Option.

          (m) "OTS" means the Office of Thrift Supervision, Department of the Treasury.

          (n) "Participant" means an employee or director of the Company or a Subsidiary who is granted an Award under this Plan. Notwithstanding the foregoing, for the purposes of the granting of any Incentive Stock Option under this Plan, the term "Participant" shall include only employees of the Company or a Subsidiary.

          (o) "Plan" means the Home City Financial Corporation 1997 Stock Option and Incentive Plan, as set forth herein and as it may be hereafter amended from time to time.

          (p) "Stock Option" means an award to purchase Common Shares granted pursuant to the provisions of Section 6 of this Plan.

          (q) "Subsidiary" means any corporation or entity in which the Company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power and includes, without limitation, Home City Federal Savings Bank of Springfield.

          (r) "Terminated for Cause" means any removal of a director or dis-charge of an employee for the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations or similar offenses) or a material violation of a final cease-and-desist order or for any other action of a director or employee which results in a substantial financial loss to the Company or a Subsidiary.

     3.   Administration.

          (a) This Plan shall be administered by the Committee to be comprised of not fewer than three of the members of the Board. The members of the Committee shall be appointed from time to time by the Board. Members of the Committee shall serve at the pleasure of the Board, and the Board may from time to time remove members from, or add members to, the Committee.
     A majority of the members of the Committee shall constitute a quorum for the transaction of business. An action approved in writing by a majority of the members of the Committee then serving shall be fully as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

          (b) The Committee is authorized to construe and interpret this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of this Plan shall be final, conclusive and binding upon all persons participating in this Plan and any person validly claiming under or through persons participating in this Plan. The Company shall effect the granting of Stock Options under this Plan,in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

     4.   Duration of, and Common Shares Subject to, this Plan.

          (a)  Term.   This Plan shall terminate on the date which is ten (10)
     years from the effective date of the Plan, except with respect to Stock Options then outstanding. Notwithstanding the foregoing, no Incentive Stock Option may be granted under this Plan after the date which is ten
     (10) years from the date on which this Plan is adopted by the Board or the date on which this Plan is approved by the shareholders of the Company, whichever is earlier.

          (b) Common Shares Subject to Plan. The maximum number of Common Shares in respect of which Stock Options may be granted under this Plan, subject to adjustment as provided in Section 9 of this Plan, shall be ten percent of the total Common Shares sold in connection with the conversion of Home City Federal Savings Bank of Springfield from mutual to stock form.

     For the purpose of computing the total number of Common Shares available for Stock Options under this Plan, there shall be counted against the foregoing limitations the number of Common Shares subject to issuance upon exercise or settlement of Stock Options as of the dates on which such Stock Options are granted. If any Stock Options are forfeited, terminated or exchanged for other Stock Options, or expire unexercised, the Common Shares which were thereto-fore subject to such Stock Options shall again be available for Stock Options under this Plan to the extent of such forfeiture, termination or expiration of such Stock Options, to the extent permissible under Rule 16b-3 promulgated under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

     Common Shares which may be issued under this Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares shall be issued under this Plan.

     5. Eligibility and Grants. Persons eligible for Stock Options under this Plan shall consist of directors and managerial and other key employees of the Company or a Subsidiary who hold positions with significant responsibilities or whose performance or potential contribution, in the judgment of the Committee, will benefit the future success of the Company or a Subsidiary.
In selecting the directors and employees to whom Stock Options will be awarded and the number of shares subject to such Stock Options, the Committee shall consider the position, duties and responsibilities of the eligible directors and employees, the value of their services to the Company and the Subsidiaries and any other factors the Committee may deem relevant.

     6. Stock Options. Stock Options granted under this Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options, and such Stock Options shall be subject to the following terms and conditions and in such form as the Committee may from time to time approve and shall contain such additional terms and conditions as the Committee shall deem desirable, not inconsistent with the express provisions of the Plan:

          (a) Grant. Stock Options may be granted under this Plan on terms and conditions not inconsistent with the provisions of this Plan; provided, however, that no more than 25% of the shares subject to Stock Options may be awarded to any individual who is an employee of the Company or a Subsidiary, no more than 5% of such shares may be awarded to any director who is not an employee of the Company or a Subsidiary, and no more than 30% of such shares may be awarded to non-employee directors in the aggregate.

          (b) Stock Option Price. The option exercise price per Common Share purchasable under a Stock Option granted to a non-employee director shall be the Fair Market Value of the Common Shares on the date of grant. The option exercise price for Common Shares purchasable under a Stock Option granted to an employee shall be determined by the Committee at the time of grant; provided, however, that in no event shall the exercise price of a Stock Option be less than 100% of the Fair Market Value of the Common Shares on the date of the grant of such Stock Option. Notwithstanding the foregoing, in the case of a Participant who owns Common Shares representing more than 10% of the outstanding Common Shares at the time an Incentive Stock Option is granted, the option exercise price shall in no event be less than 110% of the Fair Market Value of the Common Shares at the time the Incentive Stock Option is granted.

          (c) Stock Option Terms. Subject to the right of the Company to provide for earlier termination in the event of any merger, acquisition or consolidation involving the Company, the term of each Stock Option shall be fixed by the Committee; provided, however, that the term of Incentive Stock Options will not exceed ten years after the date the Incentive Stock Option is granted; provided further, however, that in the case of a Participant who owns a number of Common Shares representing more than 10% of the Common Shares outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five years.

          (d) Exercisability. Except as set forth in Section 6(f) and Section 7 of this Plan, Stock Options awarded under this Plan shall become exercisable at the rate of one-fifth per year commencing on the date that is one year after the date of the grant of the Stock Option and shall be subject to such other terms and conditions as shall be determined by the Committee at the date of grant.

          (e) Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Common Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash or, if acceptable to the Committee in its sole discretion, in Common Shares already owned by the Participant, or by surrendering outstanding Stock Options. The Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Options and sell Common Shares thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such shares.

          (f) Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under this Plan, to the extent the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable under all plans of the Company or a Subsidiary for the first time by a Participant during any calendar year exceeds $100,000, or such other limit as may be required by the Code, such Stock Options shall be Non-Qualified Stock Options to the extent of such excess.

     7.   Termination of Employment or Directorship.

          (a) Except in the event of the death or disability of a Participant, upon the resignation, removal or retirement from the board of directors of any Participant who is a director of the Company or a Subsidiary or upon the termination of Employment of a Participant who is not a director of the Company or a Subsidiary, any Stock Option which has not yet become exercisable shall thereupon terminate and be of no further force or effect, and, subject to extension by the Committee, any Stock Option which has become exercisable shall terminate if it is not exercised within 12 months of such resignation, removal or retirement.

          (b) Unless the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become exercisable in full on the date of termination of a Participant's employment or directorship with the Company or a Subsidiary because of his death or disability, and, subject to extension by the Committee, all Options shall terminate if not exercised within 12 months of the Participant's death or disability.

          (c) In the event the Employment or the directorship of a Participant is Terminated for Cause (hereinafter defined), any Option which has not been exercised shall terminate as of the date of such termination for cause.

     8. Non-transferability of Stock Options. No Stock Option under this Plan, and no rights or interests therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA. During the lifetime of a Participant, Stock Options are exercisable only by, and payments in settlement of Stock Options will be payable only to, the Participant or his or her legal representative.

     9.   Adjustments Upon Changes in Capitalization.

          (a) The existence of this Plan and the Stock Options granted here-under shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize the following: any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business; any merger, acquisition or consolidation of the Company; any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof; the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, including any merger or acquisition which would result in the exchange of cash, stock of another company or options to purchase the stock of another company for any Stock Option outstanding at the time of such corporate transaction or which would involve the termination of all Stock Options outstanding at the time of such corporate transaction.

          (b) In the event of any change in capitalization affecting the Common Shares of the Company, such as a stock dividend, stock split, recapitaliza-tion, merger, consolidation, spin-off, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Common Shares for which Stock Options in respect thereof may be granted under this Plan, the maximum number of Common Shares which may be sold or awarded to any Participant, the number of Common Shares covered by each outstanding Stock Option, and the exercise price per share in respect of outstanding Stock Options.

     10. Amendment and Termination of this Plan. Without further approval of the shareholders, the Board may at any time terminate this Plan, or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would (a) increase the aggregate number of Common Shares which may be issued under this Plan (except for adjustments pursuant to Section 9 of this Plan), (b) materially modify the requirements as to eligibility for participa-tion in this Plan, or (c) materially increase the benefits accruing to Participants under this Plan. The above notwithstanding, the Board may amend this Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

     11. Modification of Options. The Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Stock Option which the Board believes to be in the best interests of the Company; provided, however, that no such modification, extension or renewal shall confer on the holder of such Stock Option any right or benefit which could not be conferred on him by the grant of a new Stock Option at such time and shall not materially decrease the Participant's benefits under the Stock Option without the consent of the holder of the Stock Option, except as otherwise permitted under this Plan.

     12.  Miscellaneous.

          (a) Tax Withholding. The Company shall have the right to deduct from any settlement, including the delivery or vesting of Common Shares, made under this Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If Common Shares are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

          (b) No Right to Employment. Neither the adoption of this Plan nor the granting of any Stock Option shall confer upon any employee of the Company or a Subsidiary any right to continued Employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the Employment of any of its employees at any time, with or without cause.

          (c) Annulment of Stock Options. The grant of any Stock Option payable in Common Shares is provisional until the Participant becomes entitled to the certificate in settlement thereof. In the event the Employment or the directorship of a Participant is Terminated for Cause, any Stock Option which is provisional shall be annulled as of the date of such termination.

          (d) Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under a Stock Option made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that a Stock Option or portion of a Stock Option should be included to accurately reflect competitive compensation practices or to recognize that a Stock Option has been made in lieu of a portion of competitive annual cash compensation. Stock Options under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, stock options or payments under any other plans of the Company or a Subsidiary. This Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward directors and employees for their service with the Company and its Subsidiaries.

          (e) Securities Law Restrictions. No Common Shares shall be issued under this Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Common Shares delivered under this Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (f) Stock Option Agreement. Each Participant receiving a Stock Option under this Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Stock Option and such related matters as the Committee shall, in its sole discretion, determine.

          (g) Cost of Plan. The costs and expenses of administering this Plan shall be borne by the Company.

          (h) Governing Law. This Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent that federal law shall be deemed applicable.

          (i) Effective Date. This Plan shall be effective upon the later of adoption by the Board and approval by the Company's shareholders. This Plan shall be submitted to the shareholders of the Company for approval at an annual or special meeting of shareholders to be held no sooner than six months after the effective date of the Conversion.

                                   EXHIBIT B

                        HOME CITY FINANCIAL CORPORATION
                        RECOGNITION AND RETENTION PLAN
                              AND TRUST AGREEMENT


                                   ARTICLE I
                                  DEFINITIONS

     The following words and phrases, when used in this Agreement with an initial capital letter, shall have the meanings set forth below, unless the context clearly indicates otherwise. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

     1.01 "Agreement" means the Home City Financial Corporation Recognition and Retention Plan and Trust Agreement.

     1.02 "Award" means a right granted to a Director or an Employee under this Plan to receive Plan Shares.

     1.03 "Bank" means Home City Federal Savings Bank of Springfield, a savings bank chartered under the laws of the United States.

     1.04 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under this Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's estate.

     1.05 "Board" means the Board of Directors of the Corporation.

     1.06 "Committee" means the Recognition and Retention Plan Committee appointed by the Board pursuant to Article IV hereof.

     1.07 "Common Shares" means common shares of the Corporation.

     1.08 "Conversion" means the conversion of the Bank from mutual to stock form.

     1.09 "Corporation" means Home City Financial Corporation, a savings and loan holding company incorporated under the laws of the State of Ohio for the purpose of holding all of the common shares of the Bank issued in connection with the Conversion, or any successor thereto.

     1.10 "Director" means any person who is a member of the Board of Directors of the Corporation, the Bank or a Subsidiary.

     1.11 "Employee" means any person who is employed by the Corporation, the Bank or a Subsidiary.

     1.12 "Person" means an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     1.13 "Plan" means the Recognition and Retention Plan established by this Agreement.

     1.14 "Plan Shares" means the Common Shares held pursuant to the Trust and which are awarded or issuable to a Recipient pursuant to the Plan.
<PAGE.
     1.15 "Plan Share Reserve" means the Common Shares held by the Trustee pursuant to Sections 5.02 and 5.03 of this Agreement.

     1.16 "Recipient" means any Director or Employee who receives an Award under the Plan.

    1.17 "Subsidiaries" means subsidiaries of the Corporation or the Bank which, with the consent of the Board, agree to participate in the Plan.

     1.18 "Trust" means the trust established by this Agreement.

     1.19 "Trustee(s)" means the person(s) or entity approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.


                                  ARTICLE II
                     ESTABLISHMENT OF THE PLAN AND TRUST

     2.01 The Corporation hereby establishes a Recognition and Retention Plan and Trust upon the terms and subject to the conditions set forth in this Agreement.

     2.02 The Trustee hereby accepts the Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions of this Agreement.


                                  ARTICLE III
                             PURPOSE OF THE PLAN

     3.01 The purpose of the Plan is to reward and retain the Directors and Employees of the Corporation, the Bank and the Subsidiaries who are in key positions of responsibility by providing such Directors and Employees with an equity interest in the Corporation as reasonable compensation for their contributions to the Corporation, the Bank and the Subsidiaries.


                                  ARTICLE IV
                         ADMINISTRATION OF THE PLAN

     4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of not less than three members of the Board. The Committee shall have all of the powers set forth in this Plan. The interpretation and construction by the Committee of any provisions of this Agreement or of any Award granted hereunder shall be final, conclusive and binding. The Committee shall act by the vote, or the written consent, of a majority of its members. The Committee shall report actions and decisions with respect to the Plan to the Board upon request by the Board.

     4.02 Role of the Board. The members of the Committee and the Trustee(s) shall be appointed or approved by and will serve at the pleasure of the Board. The Board may in its discretion from time to time remove members from or add members to the Committee and may remove, replace or add Trustee(s).

     4.03 Limitation on Liability. No member of the Board or the Committee, nor any Trustee, shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Awards granted under the Plan. If a member of the Board or of the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by such member in such capacity under or with respect to this Plan, the Corporation shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such member in connection with such action, suit or proceeding if such member acted in good faith and in a manner such member reasonably believed to be in or not opposed to the best interests of the Corporation, the Bank and the Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe such member's conduct was unlawful.


                                   ARTICLE V
                       CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 Amount and Timing of Contributions. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Corporation to the Trust. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Directors or Employees shall be permitted.

     5.02  Investment of Trust Assets.  Except as otherwise permitted by Section
8.02 of this Agreement, the Trustee shall invest all of the Trust's assets, after providing for any required withholding as needed for tax purposes, exclusively in Common Shares; provided, however, that the Trust shall not purchase a number of Common Shares equal to more than 3% of the number of Common Shares issued in connection with the Conversion, except that if the Bank's tangible capital exceeds 10%, the Trust may purchase a number of Common Shares equal to up to 4% of the Common Shares issued in connection with the Conversion. After such investment, the Common Shares shall be held by the Trustee in the Plan Share Reserve until such Common Shares are subject to one or more Awards. Any funds held by the Trust before purchasing Common Shares shall be invested by the Trustee in such interest-bearing account or accounts at the Bank as the Trustee shall determine to be appropriate.

     5.03 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Awards under Section 6.02 of this Agreement, or the decision of the Committee to return Plan Shares to the Corporation, the Plan Share Reserve shall be reduced by the number of Plan Shares so allocated or returned. Any Plan Shares subject to an Award which is subject to forfeiture by the Recipient pursuant to Section 7.01 of this Agreement shall be retained in the Plan Share Reserve.


                                  ARTICLE VI
                           ELIGIBILITY; ALLOCATIONS

     6.01 Eligibility. Directors and Employees are eligible to receive Awards within the sole discretion of the Committee.

     6.02 Allocations. The Committee will determine which of the Directors and Employees will be granted Awards and the number of Plan Shares covered by each Award; provided, however, that the aggregate number of Plan Shares covered by Awards to any one Employee shall not exceed 25% of the total number of Plan Shares and Directors who are not Employees may not be awarded more than 5% of the total number of Plan Shares individually or more than 30% in the aggregate.

           No Award shall be granted if such grant would result in a violation or possible violation of federal or state securities laws. In the event Plan Shares are forfeited for any reason or additional Plan Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Directors and Employees will be granted additional Awards to be awarded from forfeited or additional Plan Shares.

     In selecting the Directors and Employees to whom Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Directors and Employees, the value of their services to the Corporation, the Bank and the Subsidiaries and any other factors the Committee may deem relevant.

     6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 of this Agreement that an Award is to be made, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee determines that an Award is to be made or a later date designated by the Committee shall be considered the date of grant of the Awards. The Committee shall maintain records as to all grants of Awards under the Plan.

     6.04 Allocations Not Required. None of the Directors or Employees, either individually or as a group, shall have any right or entitlement to receive an Award under the Plan. The Committee may, with the approval of the Board, and shall, if so directed by the Board, return all Common Shares and other assets in the Plan Share Reserve to the Corporation at any time and thereafter cease issuing Awards.

     6.05 Shareholder Approval. This Agreement shall be submitted to the shareholders of the Corporation at an annual or special meeting to be held no sooner than six months after the effective date of the Conversion. Notwith-standing anything to the contrary in this Agreement, no Awards shall be granted hereunder until the shareholders of the Corporation approve this Agreement.


                                 ARTICLE VII
            EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01  Earning Plan Shares; Forfeitures.

           (a) General Rules. Unless the Committee shall specifically state a longer period of time over which Awards shall be earned and non-forfeitable at the time an Award is granted, Plan Shares shall be earned and non-forfeitable by a Recipient over a period of five years at the rate of one-fifth per year commencing on the date which is one year after the date of the grant of such Award. As Plan Shares become earned and non-forfeitable, any cash dividends, returned capital and earnings thereon shall also be earned and non-forfeitable.

           (b) Revocation. Unless otherwise permitted by applicable laws and regulations, any Plan Shares and any cash dividends, returned capital and earnings thereon that have not been earned and are not non-forfeitable in accordance with Section 7.01(a) of this Agreement shall be forfeited in the event that (i) a Recipient who is a Director ceases to serve on the Board of Directors of both the Corporation and the Bank or (ii) a Recipient who is not a Director of the Corporation or the Bank ceases to be an Employee of the Corporation or the Bank, except as otherwise provided in subsection (c) of this
Section 7.01.

           (c) Exception for Terminations Due to Death or Disability. All Plan Shares and cash dividends, returned capital and earnings thereon subject to an Award held by a Recipient whose service as a Director or Employee of the Corporation, the Bank or a Subsidiary terminates due to (i) death or (ii) disability (as determined by the Committee) shall be deemed fully earned and non-forfeitable as of the later of the Recipient's last day of service as a Director or as an Employee and shall be distributed as soon as practicable thereafter.

     7.02  Distribution of Plan Shares.

           (a) Timing of Distributions: General Rule. Except as otherwise provided in this Agreement, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned, together with any cash dividends, returned capital and earnings thereon with respect to Plan Shares that have been earned.

           (b) Form of Distribution. All distributions of Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Shares. No fractional shares shall be distributed. Payments representing cash dividends, returned capital and earnings thereon shall be made in cash.

           (c) Withholding. The Trustee may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes and, if the amount of such cash payment is not sufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares.
The Trustee shall pay over to the Corporation, the Bank or the Subsidiary which employs or employed such Recipient or which the Recipient serves or served as a Director, any such amount withheld from or paid by the Recipient or Beneficiary.

           (d) Regulatory Exceptions. Notwithstanding anything to the contrary in this Agreement, no Plan Shares, upon becoming fully earned and non-forfeitable, shall be distributed unless and until all of the requirements of all applicable laws and regulations shall have been met.

     7.03 Voting of Plan Shares. All Common Shares held by the Trustee in the Plan Share Reserve which have not yet been earned by a Recipient pursuant to
Section 7.01 of this Agreement shall be voted by the Trustee. A Recipient shall be entitled to direct the voting of Plan Shares which have been earned pursuant to Section 7.01 of this Agreement but have not yet been distributed to him.


                                  ARTICLE VIII
                                     TRUST

     8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and the Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Agreement.

     8.02 Management of Trust. The Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares not held in the Plan Share Reserve, in Common Shares to the fullest extent practicable, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. The Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

           (a) To invest up to 100% of all Trust assets in Common Shares without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and, in making such investment, the Trustee is authorized to purchase Common Shares from the Corporation or from any other source. Such Common Shares so purchased may be outstanding, newly issued or treasury shares;

           (b) To invest any Trust assets not otherwise invested in accordance with Section 8.02(a) of this Agreement in such deposit accounts and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash;

           (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust;

           (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust);

           (e) To hold cash without interest in such amounts as may be reasonable, in the opinion of the Trustee, for the proper operation of the Plan and the Trust;

           (f) To employ brokers, agents, custodians, consultants and accountants;

           (g) To hire counsel to render advice with respect to the Trustee's rights, duties and obligations hereunder, and such other legal services or representation as the Trustee may deem desirable; and

           (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or to give bond.

     8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated, in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. Without limiting the generality of the foregoing, any earnings on cash dividends or returned capital received with respect to Common Shares shall be allocated (a) to accounts for Recipients, if such shares are the subject of outstanding Awards, and shall become earned and be distributed as specified in Article VII of this Agreement, or (b) other-wise to the Plan Share Reserve if such Plan Shares are not the subject of outstanding awards.

     8.05 Expenses. All costs and expenses incurred in the operation and administration of the Plan shall be paid by the Corporation.


                                  ARTICLE IX
                                MISCELLANEOUS

     9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Awards and the number of Plan Shares to which any Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding Common Shares issued subsequent to the effective date of the Plan if such increase or decrease resulted from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

     9.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan; provided, however, that in no event shall the provisions of the Plan with respect to the number of Plan Shares which may be subject to Awards and the timing of grants of Awards be amended more often than once every six (6) months, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act, as amended, or the rules and regulations promulgated thereunder. The power to amend or terminate the Plan shall include the power to direct the Trustee to return to the Corporation all or any part of the assets of the Trust, including Common Shares held in the Plan Share Reserve, as well as Common Shares and other assets subject to Awards which have not yet been earned by the Directors or Employees to whom they are allocated; provided, however, that the termination of the Trust shall not affect a Recipient's right to earn Awards and to the distribution of Common Shares relating thereto, including earnings thereon, in accordance with the terms of this Agreement and the grant by the Committee or the Board.

     9.03 Nontransferable. Awards shall not be transferable by a Recipient. During the lifetime of the Recipient, an Award may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03 of this Agreement. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or the Trust, nor shall the Corporation, the Bank or any Subsidiary be subject to any claim for benefits hereunder.

     9.04 Directorship Rights. Neither this Agreement nor any grant of an Award hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Director to continue to serve as a Director of the Bank or a Subsidiary.

     9.05 Employment Rights. Neither this Agreement nor any grant of an Award hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Employee to continue in the employ of the Corporation, the Bank or a Subsidiary.

     9.06 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by an Award, except as expressly provided in Sections 7.01, 7.02 and
7.03 of this Agreement, prior to the time such Plan Shares are actually distributed to such Recipient.

     9.07 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Ohio, except to the extent that federal law shall be deemed applicable.

     9.08 Effective Date. Subject to Section 6.05 of this Agreement, this Agreement shall be effective as of the ___ day of ____________, 1997.

     9.09  Term of Plan.  The Plan shall remain in effect until the earlier of
(a) the termination of the Plan by the Board or (b) the distribution of all assets from the Trust. The termination of the Plan shall not affect any Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid or by their terms expire or are forfeited.

     9.10 Tax Status of Trust. It is intended that the trust established hereby be treated as a grantor trust of the Bank under the provisions of
Section 671, et seq., of the Internal Revenue Code of 1986, as amended (26 U.S.C. section 671 et seq.).

     IN WITNESS WHEREOF, the following Trustees execute this Agreement, accepting and binding themselves to undertake and perform the obligations and duties of the Trustee hereunder and consenting to the foregoing Agreement effective the ___ day of ____________, 1997.


                              By: ___________________________ (Trustee)


                              By: ___________________________ (Trustee)

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer and duly attested, all as of the ___ day of ____________, 1997.

                              HOME CITY FINANCIAL CORPORATION


                              By: ______________________________
                                  Douglas L. Ulery
                                  its President
ATTEST:


____________________________
Jo Ann Holdeman
its Secretary